EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Applewood's Restaurants, Inc. (the "Company") for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank Reich, as President of the Company, and Marie A. Reich, as Chief Accounting Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his or her knowledge and belief, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 29, 2004                /S/ Frank Reich
                                   -------------------------------
                                   Frank Reich, President

Date: July 29, 2004                /S/ Marie Reich
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                                   Marie Reich, Chief Accounting Officer